UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 13, 2008 (August 7, 2008)

Date of Report (Date of earliest event reported)
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FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

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DELAWARE	001-32421	58-2342021
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718New York, NY 10170
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 201-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward - Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Fusion’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Fusion’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Fusion’s actual results to differ from management’s current expectations are contained in Fusion’s filings with the Securities and Exchange Commission. Fusion undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 2.02      Results of Operations and Financial Condition

On August 7, 2008, Fusion Telecommunications International, Inc. (“Fusion”) issued a press release entitled “Fusion to Release Second Quarter 2008 Financial Results on August 14, 2008” relating to its financial results for its 2008 second quarter. A conference call relating to these financial results is schedule to be held on August 14, 2008.

A copy of the press release is furnished as Exhibit 99.B1 to this report and is incorporated herein by reference.

The information in this Current Report on Form 8-K (including Exhibit 99.B1) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Fusion under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished and not filed.

Exhibit

99.B1

Notice to Security Holders,  recent Press Release issued by Fusion Telecommunications International, Inc., dated August 7, 2008 entitled “Fusion to Release Second Quarter 2008 Financial Results on August 14, 2008.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Fusion Telecommunications International, Inc.

Date: August 13, 2008	By:	/s/ MATTHEW D. ROSEN
	Name: Title:	MATTHEW D. ROSEN Chief Executive Officer